Capital Management	12 Months Ended
Oct. 31, 2018
Text block1 [abstract]
Capital Management
25	Capital Management

The primary regulator over the Bank’s consolidated capital adequacy is the Office of the Superintendent of Financial Institutions, Canada (OSFI). The capital adequacy regulations in Canada are largely consistent with international standards set by the Basel Committee on Banking Supervision (BCBS). OSFI requires Canadian deposit-taking institutions to fully implement the 2019 Basel III reforms, without the transitional phase-in provisions for capital deductions (referred to as ‘all-in’), and achieve minimums of 7%, 8.5% and 10.5% for CET1, Tier 1 and Total Capital, respectively. OSFI has also designated the Bank as a domestic systemically important bank (D-SIB), increasing its minimum capital ratio requirements by 1% across all tiers of capital effective January 1, 2016, in line with the requirements for global systemically important banks.

In addition to risk-based capital requirements, the Basel III reforms introduced a simpler, non risk-based Leverage ratio requirement to act as a supplementary measure to its risk-based capital requirements. Institutions are expected to maintain a material operating buffer above the 3% minimum.

The Bank’s regulatory capital ratios were as follows:

	2018(3)	2017
As at October 31 ($ millions)	All-in	All-in	Transitional
Capital
Common Equity Tier 1 Capital	$44,443	$43,352	$46,051
Net Tier 1 Capital	50,187	49,473	50,623
Total regulatory capital	57,364	56,113	57,222
Risk-weighted assets/exposures used in calculation of capital ratios
CET1 risk-weighted assets(1)(2)	$400,507	$376,379	$387,292
Tier 1 risk-weighted assets(1)(2)	400,680	376,379	387,292
Total risk-weighted assets(1)(2)	400,853	376,379	387,292
Leverage exposures	1,119,099	1,052,891	1,053,928
Capital ratios
Common Equity Tier 1 Capital ratio	11.1%	11.5%	11.9%
Tier 1 capital ratio	12.5%	13.1%	13.1%
Total capital ratio	14.3%	14.9%	14.8%
Leverage ratio	4.5%	4.7%	4.8%
(1)

In accordance with OSFI’s requirements, scalars for CVA risk-weighted assets of 0.80, 0.83 and 0.86 (0.72, 0.77 and 0.81 in 2017) were used to compute the CET1 capital ratio, Tier 1 capital ratio and Total capital ratio, respectively.

(2)

Since the introduction of Basel II in 2008, OSFI has prescribed a minimum capital floor for institutions that use the advanced internal ratings-based approach for credit risk. The Basel I capital floor add-on is determined by comparing a capital requirement calculated by reference to Basel I against the Basel III calculation, as specified by OSFI. A shortfall in the Basel III capital requirement as compared with the Basel I floor is added to RWA. OSFI replaced the Basel I regulatory capital floor with a capital floor based on the Basel II standardized approach for credit risk, effective April 30, 2018. Revised capital floor requirements also include risk-weighted assets for market risk and CVA. Under this new Basel II regulatory capital floor requirement, the Bank does not have a capital floor add-on as at October 31, 2018 (as at October 31, 2017 – Basel I floor add-on: CET1 $12.8 billion, Tier 1 $12.6 billion, and Total Capital $12.4 billion).

(3)	The Transitional approach is no longer applicable effective Fiscal 2018.

The Bank substantially exceeded the OSFI minimum capital ratios as at October 31, 2018, including the Domestic Stability Buffer requirement.